UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 28, 2010, PAETEC Holding Corp. (“PAETEC”) issued a news release jointly with the City of Rochester, New York, announcing that certain indirect wholly-owned subsidiaries of PAETEC had entered into an agreement with the City of Rochester to purchase land in downtown Rochester to be used as a site for the planned construction of PAETEC’s new corporate headquarters. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following document is herewith filed as an exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	News release of PAETEC Holding Corp., dated December 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: January 5, 2011	/s/ Mary K. O’Connell
Mary K. O’Connell
Senior Vice President, General Counsel and Secretary
(Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	News release of PAETEC Holding Corp., dated December 28, 2010.

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